Exhibit 99.1

Joint Press Release

Alussa Energy Acquisition Corp. Shareholders Approve
Business Combination with FREYR AS

NEW YORK, NY and OSLO, Norway, June 30, 2021 – Alussa Energy Acquisition Corp. (“Alussa Energy”) (NYSE: ALUS), a Cayman Island exempted special purpose acquisition company, announced that its shareholders approved all proposals related to the previously announced business combination (the “Business Combination”) with FREYR AS (“FREYR”), a Norway-based developer of clean, next-generation battery cell production capacity, at a special meeting of Alussa Energy’s shareholders held today. Approved votes for the five proposals for shareholder consideration represented a range of between approximately 89.0%-99.6% of votes cast at the meeting, depending on the proposal. Total votes cast at the meeting represented approximately 58.8% of Alussa Energy’s outstanding shares. The formal results of the vote will be included in a Current Report on Form 8-K to be filed by Alussa Energy with the U.S. Securities and Exchange Commission.

Alussa Energy and FREYR expect to close the Business Combination on July 9, 2021. Following closing, the combined company will be known as FREYR Battery and its common stock and warrants are expected to trade on the New York Stock Exchange under the ticker symbols “FREY” and “FREY.WS”, respectively. At the closing of the Business Combination, each Alussa Energy unit will separate into its components consisting of one Alussa Energy ordinary share and one-half of one warrant and, as a result, will no longer trade as a separate security.

“We are proud of this significant achievement for Alussa Energy. We sincerely thank all of our sponsors, shareholders, investors in the private investment in public equity offering and other stakeholders for their dedication and support throughout the transaction process,” said Daniel Barcelo, Chief Executive Officer of Alussa Energy. “It has been a privilege to partner with FREYR and we are excited to deliver the capital from the business combination to support the company’s ambition of developing clean battery solutions to decarbonize transport and energy systems around the globe. We look forward to FREYR’s journey as a New York Stock Exchange listed company.”

“We are ready to deploy the equity capital from the expected completion of the business combination between Alussa Energy and FREYR to advance our sustainable battery cell production in Norway and accelerate commercial discussions across all market segments,” remarked Tom Jensen, Chief Executive Officer of FREYR. “With the completion of this transaction, FREYR is closer to realizing our goal of producing clean, low-cost and low-carbon battery cells, with the final investment decision for our pilot plant as the next milestone.”

About Alussa Energy Acquisition Corp.

Alussa Energy is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Alussa Energy may pursue an acquisition opportunity in any industry or sector, Alussa Energy intends to focus on businesses across the entire global energy supply chain. For more information, please visit www.alussaenergy.com.

About FREYR AS

FREYR plans to develop up to 43 GWh of battery cell production capacity by 2025 to position the company as one of Europe’s largest battery cell suppliers. The facilities will be located in the Mo i Rana industrial complex in Northern Norway, leveraging Norway’s highly skilled workforce and abundant, low-cost renewable energy sources from hydro and wind in a crisp, clear and energized environment. FREYR will supply safe, high energy density and cost competitive clean battery cells to the rapidly growing global markets for electric vehicles, energy storage, and marine applications. FREYR is committed to supporting cluster-based R&D initiatives and the development of an international ecosystem of scientific, commercial, and financial stakeholders to support the expansion of the battery value chain in our region. For more information, please visit www.freyrbattery.com.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Alussa Energy and FREYR and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Alussa Energy’s, FREYR Battery’s and FREYR’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the listing of FREYR Battery’s common stock and warrants on the New York Stock Exchange, the production of clean and cost-effective batteries, the plan to deliver 43 GWh of next-generation battery cell manufacturing capacity in Norway by 2025, collaborations with customers and global supply chain partners across the transportation and energy storage sectors, the ability to leverage the Nordic region’s developing battery ecosystem and the closing of the Business Combination shortly after the Special Meeting and related targeted dates. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Alussa Energy, FREYR Battery or FREYR and are difficult to predict. Factors that may cause such differences include, but are not limited to: the inability to consummate the transaction; the inability to obtain the listing of FREYR Battery’s common stock and warrants on the New York Stock Exchange following the transaction; the failure of capital to be delivered in the Business Combination; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; the inability to recognize anticipated benefits of the proposed Business Combination; the possibility that Alussa Energy, FREYR Battery or FREYR may be adversely affected by other economic, business, and/or competitive conditions that might lead to, among other things, a failure to develop clean and cost-effective batteries, deliver on the targeted battery cell manufacturing capacity, leverage Norway’s perceived advantages in battery production and build collaborations with customers in the transportation and energy markets; and other risks and uncertainties identified in the registration/proxy statement relating to the transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by Alussa Energy, FREYR Battery and FREYR. Alussa Energy, FREYR Battery and FREYR caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of Alussa Energy, FREYR Battery or FREYR undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Assurances

There can be no assurance that the transaction will be completed, nor can there be any assurance, if the transaction is completed, that the potential benefits of combining the companies will be realized.

Information Sources; No Representations

This press release has been prepared for use by Alussa Energy, FREYR Battery and FREYR in connection with the transaction. The information herein does not purport to be all-inclusive. The information herein is derived from various internal and external sources, with all information relating to the business, past performance, results of operations and financial condition of Alussa Energy was derived entirely from Alussa Energy and all information relating to the business, past performance, results of operations and financial condition of FREYR and FREYR Battery was derived entirely from FREYR. No representation is made as to the reasonableness of the assumptions made with respect to the information herein, or to the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

No representations or warranties, express or implied, are given in respect of this press release. To the fullest extent permitted by law in no circumstances will Alussa Energy, FREYR Battery or FREYR, or any of their respective subsidiaries, affiliates, shareholders, representatives, partners, directors, officers, employees, advisors or agents, be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this press release, its contents (including without limitation any projections or models), any omissions, reliance on information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith, which information relating in any way to the operations of FREYR or FREYR Battery has been derived, directly or indirectly, exclusively from FREYR and has not been independently verified by Alussa Energy. Neither the independent auditors of Alussa Energy nor the independent auditors of FREYR or FREYR Battery audited, reviewed, compiled or performed any procedures with respect to any projections or models for the purpose of their inclusion in this press release and, accordingly, neither of them expressed any opinion or provided any other form of assurances with respect thereto for the purposes of this press release.

For investor inquiries, please contact:

For Alussa Energy:

Chi Chow
Investor Relations

cchow@alussaenergy.com

Tel (+1) 929-303-6514

For FREYR:

Jeffrey Spittel

Vice President, Investor Relations

jeffrey.spittel@freyrbattery.com

Tel: (+1) 281-222-0161

Harald Bjørland

Investor Relations

Harald.bjorland@freyrbattery.com

Tel: (+47) 908 58 221

Source: FREYR Battery